Net Loss per Share	9 Months Ended
Sep. 30, 2022
Earnings Per Share [Abstract]
Net Loss per Share

7.	Net Loss per Share

Net loss per share is computed by dividing net loss by the weighted-average number of common shares outstanding during the period, excluding shares Class D common stock as these shares do not participate in the earnings of the Company. For the three and nine months ended September 30, 2022, and 2021, respectively, the Company’s basic and diluted net loss per share were the same because the Company generated a net loss for each period and potentially dilutive securities are excluded from diluted net loss per share as a result of their anti-dilutive impact. The Company’s basic net loss per share was $2.06 and $7.22 for the three and nine months ended September 30, 2022, respectively. The Company’s basic net loss per share for the three and nine months ended September 30, 2021 was $6.59 and $6.69, respectively.